1 Supplemental Operating and Financial Data ALL AMOUNTS IN THIS REPORT ARE UNAUDITED. FIRST QUARTER 2021 Exhibit 99.2 510 John Dodd Road Spartanburg, SC, 29303 1,015,740 Square Feet

Table of Contents

INDUSTRIAL LOGISTICS PROPERTIES TRUST

CORPORATE INFORMATION

Company Profile 3
Investor Information 4
Equity Research Coverage 5

FINANCIALS

Key Financial Data 6
Condensed Consolidated Balance Sheets 7
Condensed Consolidated Statements of Income 8
Debt Summary and Maturity Schedule 9
Leverage Ratios and Coverage Ratios 10
Capital Expenditures Summary 11
Property Acquisitions and Dispositions Information Since 1/1/21 12
Unconsolidated Joint Venture 13
Calculation and Reconciliation of NOI and Cash Basis NOI 14
Reconciliation of NOI to Same Property NOI and Calculation of Same Property Cash Basis NOI 15
Calculation of EBITDA, EBITDAre and Adjusted EBITDAre 16
Calculation of FFO Attributable to Common Shareholders and Normalized FFO Attributable to Common Shareholders 17

PORTFOLIO INFORMATION

Portfolio Summary by Property Type 18
Same Property Results of Operations by Property Type 19-20
Occupancy and Leasing Summary 21
Occupancy and Leasing Analysis by Property Type 22
Tenant Credit Characteristics 23
Tenants Representing 1% or More of Total Annualized Rental Revenues 24
Five Year Lease Expiration and Reset Schedule by Property Type 25
Portfolio Lease Expiration Schedule 26

NON-GAAP FINANCIAL MEASURES AND CERTAIN DEFINITIONS 27-28

WARNING CONCERNING FORWARD-LOOKING STATEMENTS 29

ILPT
Nasdaq Listed

Please refer to the Non-GAAP Financial Measures and Certain Definitions for terms used throughout this document.



Holland

Supplemental Q1 2021 2

Company Profile

INDUSTRIAL LOGISTICS PROPERTIES TRUST

The Company:

Industrial Logistics Properties Trust, or ILPT, we, our or us, is a real estate investment trust, or REIT, that owns and leases industrial and logistics properties throughout the United States. As of March 31, 2021, our portfolio was comprised of 289 wholly owned properties containing approximately 34.9 million rentable square feet located in 31 states, including 226 buildings, leasable land parcels and easements containing approximately 16.8 million rentable square feet that are primarily industrial lands located on the island of Oahu, HI, and 63 properties containing approximately 18.1 million rentable square feet located in 30 other states. As of March 31, 2021, we also owned a 22% equity interest in an unconsolidated joint venture, which owns 12 properties located in nine states containing approximately 9.2 million rentable square feet. ILPT is a component of 140 market indices and it comprises more than 1% of the following indices as of March 31, 2021: Invesco S&P SmallCap High Dividend Low Volatility ETF INAV Index (XSHDIV), Invesco KBW Premium Yield Equity REIT ETF INAV Index (KBWYIV), Invesco S&P SmallCap Low Volatility ETF INAV Index (XSLVIV), Invesco S&P SmallCap Financials ETF INAV Index (PSCFIV) and the Bloomberg Reit Industrial/Warehouse Index (BBREINDW).

Management:

ILPT is managed by The RMR Group LLC, or RMR LLC, the operating subsidiary of The RMR Group Inc. (Nasdaq: RMR). RMR is an alternative asset management company that is focused on commercial real estate and related businesses. RMR primarily provides management services to publicly traded real estate companies, privately held real estate funds and real estate related operating businesses. As of March 31, 2021, RMR had $31.8 billion of real estate assets under management and the combined RMR managed companies had approximately $10 billion of annual revenues, nearly 2,100 properties and approximately 43,000 employees. We believe that being managed by RMR is a competitive advantage for ILPT because of RMR's depth of management and experience in the real estate industry. We also believe RMR provides management services to us at a lower cost than we would have to pay for similar quality services if we were self managed.

Corporate Headquarters:

Two Newton Place
255 Washington Street, Suite 300
Newton, MA 02458-1634
(t) (617) 219-1460

Stock Exchange Listing:

Nasdaq

Trading Symbol:

Common Shares: ILPT

Key Data (as of and for the three <u>months ended March 31, 2021</u>):
(dollars and sq. ft. in thousands)

Total properties	289
Total sq. ft.	34,870
Percent leased	98.6%
Q1 2021 Rental income	$ 54,217
Q1 2021 Net income attributable to common shareholders	$ 19,337
Q1 2021 Normalized FFO attributable to common shareholders	$ 30,670


Holland

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Supplemental Q1 2021
3

4Supplemental Q1 2021 Investor Information Board of Trustees Bruce M. Gans Lisa Harris Jones Joseph L. Morea Lead Independent Trustee Independent Trustee Independent Trustee John G. Murray Kevin C. Phelan Adam D. Portnoy Managing Trustee Independent Trustee Chair of the Board & Managing Trustee Executive Officers John G. Murray Richard W. Siedel, Jr. Yael Duffy President and Chief Executive Officer Chief Financial Officer and Treasurer Chief Operating Officer and Vice President Contact Information Investor Relations Inquiries Industrial Logistics Properties Trust Financial, investor and media inquiries should be directed to Two Newton Place Kevin Barry, Manager, Investor Relations, 255 Washington Street, Suite 300 at (617) 658-0776 or kbarry@ilptreit.com. Newton, MA 02458-1634 (t) (617) 219-1460 (email) info@ilptreit.com (website) www.ilptreit.com RETURN TO TABLE OF CONTENTS

5Supplemental Q1 2021 ILPT is followed by the analysts listed here. Please note that any opinions, estimates or forecasts regarding ILPT’s performance made by these analysts do not represent opinions, forecasts or predictions of ILPT or its management. ILPT does not by its reference above imply its endorsement of or concurrence with any information, conclusions or recommendations provided by any of these analysts. Equity Research Coverage B. Riley Securities, Inc. JMP Securities Bryan Maher Aaron Hecht bmaher@brileyfin.com ahecht@jmpsecurities.com (646) 885-5423 (415) 835-3963 BofA Securities RBC Capital Markets James Feldman Michael Carroll james.feldman@baml.com michael.carroll@rbccm.com (646) 855-5808 (440) 715-2649 BTIG Thomas Catherwood tcatherwood@btig.com (212) 738-6140 RETURN TO TABLE OF CONTENTS

INDUSTRIAL LOGISTICS PROPERTIES TRUST

Key Financial Data

(dollars in thousands, except per share data)

	As of and For the Three Months Ended				
	3/31/2021	12/31/2020	9/30/2020	6/30/2020	3/31/2020
Selected Balance Sheet Data:					
Total gross assets	$ 2,058,022	$ 2,057,151	$ 2,659,564	$ 2,659,579	$ 2,654,807
Total assets	$ 1,909,019	$ 1,915,745	$ 2,498,994	$ 2,505,600	$ 2,512,320
Total liabilities	$ 907,803	$ 912,555	$ 1,421,571	$ 1,418,989	$ 1,417,498
Total equity	$ 1,001,216	$ 1,003,190	$ 1,077,423	$ 1,086,611	$ 1,094,822
Selected Income Statement Data:					
Rental income	$ 54,217	$ 60,081	$ 65,106	$ 65,110	$ 64,278
Net income	$ 19,337	$ 40,140	$ 13,814	$ 14,557	$ 12,694
Net income attributable to common shareholders	$ 19,337	$ 40,315	$ 14,089	$ 14,821	$ 12,846
NOI	$ 41,994	$ 46,659	$ 50,559	$ 51,137	$ 50,286
Adjusted EBITDA*re*	$ 40,502	$ 43,554	$ 46,051	$ 46,947	$ 45,892
FFO attributable to common shareholders	$ 30,670	$ 30,177	$ 29,939	$ 30,689	$ 30,159
Normalized FFO attributable to common shareholders	$ 30,670	$ 30,199	$ 30,117	$ 30,569	$ 30,159
Per Common Share Data (basic and diluted):					
Net income attributable to common shareholders	$ 0.30	$ 0.62	$ 0.22	$ 0.23	$ 0.20
FFO attributable to common shareholders and Normalized FFO attributable to common shareholders	$ 0.47	$ 0.46	$ 0.46	$ 0.47	$ 0.46
Dividends:					
Annualized dividends paid per share	$ 1.32	$ 1.32	$ 1.32	$ 1.32	$ 1.32
Annualized dividend yield (at end of period)	5.7%	5.7%	6.0%	6.4%	7.5%
Normalized FFO attributable to common shareholders payout ratio	70.2%	71.7%	71.7%	70.2%	71.7%


ATD

200 Orange Point Drive,
Lewis Center, OH, 43035
125,060 Square Feet


Holland

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Supplemental Q1 2021
6

7Supplemental Q1 2021 Condensed Consolidated Balance Sheets March 31, December 31, 2021 2020 ASSETS Real estate properties: Land $ 709,099 $ 709,099 Buildings and improvements 1,100,183 1,099,971 Total real estate properties, gross 1,809,282 1,809,070 Accumulated depreciation (149,003) (141,406) Total real estate properties, net 1,660,279 1,667,664 Investment in unconsolidated joint venture 62,511 60,590 Acquired real estate leases, net 78,394 83,644 Cash and cash equivalents 26,147 22,834 Rents receivable, including straight line rents of $64,797 and $62,753, respectively 70,411 69,511 Deferred leasing costs, net 5,208 4,595 Debt issuance costs, net 1,108 1,477 Due from related persons 1,409 2,665 Other assets, net 3,552 2,765 Total assets $ 1,909,019 $ 1,915,745 LIABILITIES AND SHAREHOLDERS' EQUITY Revolving credit facility $ 217,000 $ 221,000 Mortgage notes payable, net 645,715 645,579 Assumed real estate lease obligations, net 14,053 14,630 Accounts payable and other liabilities 14,720 14,716 Rents collected in advance 7,522 7,811 Security deposits 6,569 6,540 Due to related persons 2,224 2,279 Total liabilities 907,803 912,555 Commitments and contingencies Shareholders' Equity: Common shares of beneficial interest, $.01 par value: 100,000,000 shares authorized; 65,301,088 shares issued and outstanding for both periods presented 653 653 Additional paid in capital 1,011,058 1,010,819 Cumulative net income 243,563 224,226 Cumulative common distributions (254,058) (232,508) Total shareholders' equity 1,001,216 1,003,190 Total liabilities and shareholders' equity $ 1,909,019 $ 1,915,745 (dollars in thousands, except per share data) RETURN TO TABLE OF CONTENTS 4000 Principio Parkway North East, MD, 21901 1,194,744 Square Feet

8Supplemental Q1 2021 Condensed Consolidated Statements of Income Three Months Ended March 31, 2021 2020 Rental income $ 54,217 $ 64,278 Expenses: Real estate taxes 7,247 8,811 Other operating expenses 4,976 5,181 Depreciation and amortization 12,678 18,290 General and administrative 3,756 4,831 Total expenses 28,657 37,113 Interest income — 111 Interest expense (including net amortization of debt issuance costs, premiums and discounts of $505 and $586, respectively) (8,741) (14,519) Income before income tax expense and equity in earnings of investees 16,819 12,757 Income tax expense (63) (63) Equity in earnings of investees 2,581 — Net income 19,337 12,694 Net loss attributable to noncontrolling interest — 152 Net income attributable to common shareholders $ 19,337 $ 12,846 Weighted average common shares outstanding - basic 65,139 65,075 Weighted average common shares outstanding - diluted 65,177 65,082 Per common share data (basic and diluted): Net income attributable to common shareholders $ 0.30 $ 0.20 Additional Data: General and administrative expenses / total assets (at end of period) 0.2% 0.2% Non-cash straight line rent adjustments included in rental income $ 2,044 $ 1,967 Lease value amortization included in rental income $ 180 $ 200 Lease termination fees included in rental income $ 507 $ — (amounts in thousands, except percentage data and per share data) RETURN TO TABLE OF CONTENTS 1095 South 4800 West Salt Lake City, UT, 84104 150,300 Square Feet 1230 West 171st Street Harvey, IL, 60426 40,410 Square Feet 7121 South Fifth Avenue Pocatello , ID, 83204 33,394 Square Feet

Debt Summary and Maturity Schedule

INDUSTRIAL LOGISTICS PROPERTIES TRUST

As of March 31, 2021

(dollars in thousands)

	Interest Rate	Principal Balance [1]	Maturity Date	Due at Maturity	Years to Maturity
Unsecured Floating Rate Debt:					
$750,000 revolving credit facility [2]	1.410%	$ 217,000	12/29/2021	$ 217,000	0.7
Secured Fixed Rate Debt:					
186 properties in Hawaii	4.310%	650,000	2/7/2029	650,000	7.9
Total / weighted average debt	3.584%	$ 867,000		$ 867,000	6.1



$750,000
$500,000
$250,000
$0
$(Thousands)
$217,000
$650,000
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
Revolving Credit Facility (2)
Secured Fixed Rate

(1) Principal balance excludes unamortized debt issuance costs related to these debts. Total debt outstanding as of March 31, 2021, including unamortized debt issuance costs totaling $4,285, was $862,715.

(2) We have a revolving credit facility which has a maturity date of December 29, 2021. This revolving credit facility requires interest to be paid at a rate of LIBOR plus a premium and imposes a commitment fee. The interest rate premium is subject to adjustment based on changes to our leverage ratio. The commitment fee is based on the unused portion of our revolving credit facility and was 25 basis points per annum as of March 31, 2021. We have the option to extend the maturity date of our revolving credit facility for two, six month periods, subject to payment of extension fees and satisfaction of other conditions. Principal balance represents the amount outstanding under our revolving credit facility at March 31, 2021. Interest rate is as of March 31, 2021 and excludes the commitment fee. The maximum borrowing availability under our revolving credit facility may be increased up to $1,500,000 in certain circumstances.

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Supplemental Q1 2021
9

10Supplemental Q1 2021 As of and For the Three Months Ended 3/31/2021 12/31/2020 9/30/2020 6/30/2020 3/31/2020 Leverage Ratios: Net debt / total gross assets 40.9% 41.2% 50.3% 50.5% 50.9% Net debt / gross book value of real estate assets 42.8% 43.2% 51.5% 51.5% 51.8% Net debt / total market capitalization 35.4% 35.5% 47.7% 49.5% 53.7% Secured debt / total assets 34.0% 33.9% 42.3% 42.2% 44.0% Variable rate debt / net debt 25.8% 26.1% 23.9% 23.8% 19.6% Coverage Ratios: Net debt / annualized Adjusted EBITDAre 5.2x 4.9x 7.3x 7.2x 7.4x Adjusted EBITDAre / interest expense 4.6x 4.0x 3.6x 3.6x 3.2x Leverage Ratios and Coverage Ratios RETURN TO TABLE OF CONTENTS

11Supplemental Q1 2021 (dollars in thousands) For the Three Months Ended 3/31/2021 12/31/2020 9/30/2020 6/30/2020 3/31/2020 Tenant improvements and leasing costs $ 823 $ 2,001 $ 242 $ 344 $ 293 Building improvements 232 1,163 1,000 741 1,237 Recurring capital expenditures 1,055 3,164 1,242 1,085 1,530 Development, redevelopment and other activities — 15 10 — 1 Total capital expenditures $ 1,055 $ 3,179 $ 1,252 $ 1,085 $ 1,531 Capital Expenditures Summary RETURN TO TABLE OF CONTENTS

12Supplemental Q1 2021 Property Acquisitions and Dispositions Information Since 1/1/2021 (dollars and sq. ft. in thousands, except per sq. ft. data) Acquisitions: Dispositions: RETURN TO TABLE OF CONTENTS We have not acquired any properties since January 1, 2021. We have not disposed any properties since January 1, 2021.

13Supplemental Q1 2021 Unconsolidated Joint Venture (dollars and sq. ft. in thousands) Investment in Unconsolidated Joint Venture: ILPT Weighted Average ILPT Carrying Value at Number of Number of Square Occupancy at Lease Term at Joint Venture Ownership March 31, 2021 Properties States Feet March 31, 2021 March 31, 2021 (1) The Industrial Fund REIT LLC 22% $ 62,511 12 9 9,227 100% 8.0 (1) Lease term is weighted based on annualized rental income. Annualized rental income is calculated using the annualized contractual base rents from the joint venture's tenants pursuant to the lease agreements as of March 31, 2021, plus straight line rent adjustments and estimated recurring expense reimbursements to be paid to the joint venture by their tenants, and excluding lease value amortization. (2) The mortgage loans require interest-only payments until the respective maturity dates. (3) Includes the interest rate stated in, or determined pursuant to, the contract terms. (4) Reflects the entire balance of the debt secured by the respective properties. (5) Reflects our proportionate share of the principal debt balances based on our ownership percentage of the joint venture as of March 31, 2021; none of the debt is recourse to us. Unconsolidated Debt: Coupon Interest Maturity Principal Balance ILPT ILPT Share of Principal Balance (5) Secured Debt(2) Rate (3) Date at March 31, 2021 (4) Ownership at March 31, 2021 1 Property 3.600% 10/1/2023 $ 56,980 22% $ 12,536 11 Properties 3.330% 11/7/2029 350,000 22% 77,000 Total / Weighted Average 3.368% $ 406,980 $ 89,536 Number of Leases Expiring 1 2 1 1 2 1 1 1 1 1 1 % of Total Annualized Rental Revenues Expiring 5.7% 12.1% 2.5% 11.8% 10.7% 3.1% 18.2% 18.4% 3.9% 5.9% 7.7% A nn ua liz ed R ev en ue E xp iri ng 2021 2024 2025 2026 2027 2028 2029 2030 2031 2034 2038 $0 $5,000 $10,000 $15,000 $20,000 Unconsolidated Joint Venture Lease Expiration Schedule As of March 31, 2021 RETURN TO TABLE OF CONTENTS

Calculation and Reconciliation of NOI and Cash Basis NOI

INDUSTRIAL LOGISTICS PROPERTIES TRUST

(dollars in thousands)

	For the Three Months Ended				
	3/31/2021	12/31/2020	9/30/2020	6/30/2020	3/31/2020
Calculation of NOI and Cash Basis NOI:					
Rental income	$ 54,217	$ 60,081	$ 65,106	$ 65,110	$ 64,278
Real estate taxes	(7,247)	(8,406)	(9,036)	(8,932)	(8,811)
Other operating expenses	(4,976)	(5,016)	(5,511)	(5,041)	(5,181)
NOI	41,994	46,659	50,559	51,137	50,286
Non-cash straight line rent adjustments included in rental income	(2,044)	(2,858)	(2,120)	(2,096)	(1,967)
Lease value amortization included in rental income	(180)	(185)	(202)	(204)	(200)
Lease termination fees included in rental income	(507)	—	—	—	—
Cash Basis NOI	$ 39,263	$ 43,616	$ 48,237	$ 48,837	$ 48,119
Reconciliation of Net Income to NOI and Cash Basis NOI:					
Net income	$ 19,337	$ 40,140	$ 13,814	$ 14,557	$ 12,694
Equity in earnings of investees	(2,581)	(529)	—	—	—
Income tax expense	63	75	13	126	63
Income before income tax expense and equity in earnings of investees	16,819	39,686	13,827	14,683	12,757
Gain on early extinguishment of debt	—	—	—	(120)	—
Interest expense	8,741	11,009	12,886	13,205	14,519
Interest income	—	—	—	(2)	(111)
Gain on sale of real estate	—	(23,996)	—	—	—
General and administrative	3,756	4,723	5,180	4,846	4,831
Acquisition and certain other transaction related costs	—	22	178	—	—
Depreciation and amortization	12,678	15,215	18,488	18,525	18,290
NOI	41,994	46,659	50,559	51,137	50,286
Non-cash straight line rent adjustments included in rental income	(2,044)	(2,858)	(2,120)	(2,096)	(1,967)
Lease value amortization included in rental income	(180)	(185)	(202)	(204)	(200)
Lease termination fees included in rental income	(507)	—	—	—	—
Cash Basis NOI	$ 39,263	$ 43,616	$ 48,237	$ 48,837	$ 48,119


BJ's
WHOLESALE CLUB INC.
DISTRIBUTION CENTER

309 Dulty's Lane
Burlington, NJ, 08016
633,836 Square Feet



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Supplemental Q1 2021 14

15Supplemental Q1 2021 Reconciliation of NOI to Same Property NOI and Calculation of Same Property Cash Basis NOI (dollars in thousands) Three Months Ended March 31, 2021 2020 Reconciliation of NOI to Same Property NOI : Rental income $ 54,217 $ 64,278 Real estate taxes (7,247) (8,811) Other operating expenses (4,976) (5,181) NOI 41,994 50,286 Less: NOI of properties not included in same property results (1,673) (10,732) Same property NOI $ 40,321 $ 39,554 Calculation of Same Property Cash Basis NOI : Same property NOI $ 40,321 $ 39,554 Less: Non-cash straight line rent adjustments included in rental income (1,970) (1,378) Lease value amortization included in rental income (180) (169) Lease termination fees included in rental income (507) — Same property Cash Basis NOI $ 37,664 $ 38,007 RETURN TO TABLE OF CONTENTS 2833 Paa Street Honolulu, HI, 96819 30,000 Square Feet

16Supplemental Q1 2021 Calculation of EBITDA, EBITDAre, and Adjusted EBITDAre (dollars in thousands) For the Three Months Ended 3/31/2021 12/31/2020 9/30/2020 6/30/2020 3/31/2020 Net income $ 19,337 $ 40,140 $ 13,814 $ 14,557 $ 12,694 Plus: interest expense 8,741 11,009 12,886 13,205 14,519 Plus: income tax expense 63 75 13 126 63 Plus: depreciation and amortization 12,678 15,215 18,488 18,525 18,290 EBITDA 40,819 66,439 45,201 46,413 45,566 Gain on sale of real estate — (23,996) — — — Equity in earnings of unconsolidated joint venture (2,581) (529) — — — Share of EBITDAre from unconsolidated joint venture 2,025 939 — — — EBITDAre 40,263 42,853 45,201 46,413 45,566 Plus: acquisition and certain other transaction related costs — 22 178 — — Plus: general and administrative expense paid in common shares (1) 239 679 672 654 326 Less: gain on early extinguishment of debt — — — (120) — Adjusted EBITDAre $ 40,502 $ 43,554 $ 46,051 $ 46,947 $ 45,892 (1) Amounts represent equity based compensation to our trustees, our officers and certain other employees of RMR LLC. RETURN TO TABLE OF CONTENTS

17Supplemental Q1 2021 Calculation of FFO Attributable to Common Shareholders and Normalized FFO Attributable to Common Shareholders (dollars and shares in thousands, except per share data) For the Three Months Ended 3/31/2021 12/31/2020 9/30/2020 6/30/2020 3/31/2020 Net income attributable to common shareholders $ 19,337 $ 40,315 $ 14,089 $ 14,821 $ 12,846 Depreciation and amortization 12,678 15,215 18,488 18,525 18,290 Equity in earnings of unconsolidated joint venture (2,581) (529) — — — Share of FFO from unconsolidated joint venture 1,236 556 — — — Gain on sale of real estate — (23,996) — — — FFO adjustments attributable to noncontrolling interest — (1,384) (2,638) (2,657) (977) FFO attributable to common shareholders 30,670 30,177 29,939 30,689 30,159 Acquisition and certain other transaction related costs — 22 178 — — Gain on early extinguishment of debt — — — (120) — Normalized FFO attributable to common shareholders $ 30,670 $ 30,199 $ 30,117 $ 30,569 $ 30,159 Weighted average common shares outstanding - basic 65,139 65,139 65,112 65,089 65,075 Weighted average common shares outstanding - diluted 65,177 65,152 65,129 65,091 65,082 Per Common Share Data (basic and diluted): Net income attributable to common shareholders $ 0.30 $ 0.62 $ 0.22 $ 0.23 $ 0.20 FFO attributable to common shareholders and Normalized FFO attributable to common shareholders $ 0.47 $ 0.46 $ 0.46 $ 0.47 $ 0.46 RETURN TO TABLE OF CONTENTS

18Supplemental Q1 2021 Portfolio Summary By Property Type (dollars and sq. ft. in thousands) (1) Includes buildings, leasable land parcels and easements which are primarily industrial lands located in Hawaii. As of and For the Three Months Ended March 31, 2021 Mainland Hawaii Key Statistic Properties Properties (1) Total Properties 63 226 289 Percent of total 21.8% 78.2% 100.0% Total square feet 18,114 16,756 34,870 Percent of total 51.9% 48.1% 100.0% Leased square feet 18,114 16,252 34,366 Percent leased 100.0% 97.0% 98.6% Rental income $ 26,982 $ 27,235 $ 54,217 Percent of total 49.8% 50.2% 100.0% NOI $ 22,002 $ 19,992 $ 41,994 Percent of total 52.4% 47.6% 100.0% Cash Basis NOI $ 21,276 $ 17,987 $ 39,263 Percent of total 54.2% 45.8% 100.0% RETURN TO TABLE OF CONTENTS

19Supplemental Q1 2021 (dollars and sq. ft. in thousands) As of and For the Three Months Ended 3/31/2021 3/31/2020 Properties: Mainland Properties 61 61 Hawaii Properties 226 226 Total 287 287 Square Feet (1): Mainland Properties 16,648 16,648 Hawaii Properties 16,756 16,756 Total 33,404 33,404 Percent Leased (2): Mainland Properties 100.0% 99.6% Hawaii Properties 97.0% 97.5% Total 98.5% 98.5% Rental income: Mainland Properties $ 24,946 $ 23,962 Hawaii Properties 27,235 26,396 Total $ 52,181 $ 50,358 (1) Subject to modest adjustments when space is remeasured or reconfigured for new tenants and when land leases are converted to building leases. (2) Includes (i) space being fitted out for occupancy pursuant to existing leases, if any, and (ii) space which is leased but is not occupied or is being offered for sublease by tenants, if any. Same Property Results of Operations By Property Type RETURN TO TABLE OF CONTENTS

20Supplemental Q1 2021 As of and For the Three Months Ended 3/31/2021 3/31/2020 NOI: Mainland Properties $ 20,329 $ 20,037 Hawaii Properties 19,992 19,517 Total $ 40,321 $ 39,554 Cash Basis NOI: Mainland Properties $ 19,677 $ 19,624 Hawaii Properties 17,987 18,383 Total $ 37,664 $ 38,007 NOI % Change: Mainland Properties 1.5 % Hawaii Properties 2.4 % Total 1.9 % Cash Basis NOI % Change: Mainland Properties 0.3 % Hawaii Properties -2.2 % Total -0.9 % Same Property Results of Operations by Property Type (Cont.) (dollars in thousands) RETURN TO TABLE OF CONTENTS 1360 Pali Highway Honolulu, HI, 96813 126,733 Square Feet

Occupancy and Leasing Summary (1)

INDUSTRIAL LOGISTICS PROPERTIES TRUST

(dollars and sq. ft. in thousands, except per sq. ft. data)

	As of and For the Three Months Ended				
	3/31/2021 (2)	12/31/2020 (2)	9/30/2020	6/30/2020	3/31/2020
Properties	289	289	301	301	301
Total sq. ft. (3)	34,870	34,870	43,759	43,759	43,759
Square feet leased	34,366	34,338	43,217	43,216	43,273
Percentage leased	98.6%	98.5%	98.8%	98.8%	98.9%
Leasing Activity (Sq. Ft.):					
New leases	273	105	41	—	36
Renewals	347	148	445	314	13
Rent resets	—	—	290	1,601	42
Total	620	253	776	1,915	91
% Change in GAAP Rent:					
New leases	11.7%	2.1%	-4.5%	—%	6.7%
Renewals	18.5%	20.2%	9.0%	26.6%	27.4%
Rent resets	—%	—%	15.6%	21.4%	28.6%
Weighted average (by square feet)	16.0%	14.1%	9.6%	23.1%	19.0%
Leasing Costs and Concession Commitments (4):					
New leases	$ 1,964	$ 261	$ 237	$ —	$ 458
Renewals	1,292	231	690	229	—
Total	$ 3,256	$ 492	$ 927	$ 229	$ 458
Leasing Costs and Concession Commitments per Sq. Ft. (5):					
New leases	$ 7.20	$ 2.49	$ 5.78	$ —	$ 12.61
Renewals	$ 3.72	$ 1.57	$ 1.55	$ 0.73	$ —
Total	$ 5.25	$ 1.95	$ 1.91	$ 0.73	$ 9.21
Weighted Average Lease Term by Sq. Ft. (Years):					
New leases	8.5	6.5	14.7	—	19.4
Renewals	14.2	17.6	3.4	20.1	11.9
Total	11.7	13.0	4.4	20.1	17.4
Leasing Costs and Concession Commitments per Sq. Ft. per Year (4) (5):					
New leases	$ 0.85	$ 0.38	$ 0.39	$ —	$ 0.65
Renewals	$ 0.26	$ 0.09	$ 0.46	$ 0.04	$ —
Total	$ 0.45	$ 0.15	$ 0.44	$ 0.04	$ 0.53

(1) This leasing summary is based on leases entered into during the periods indicated.

(2) Excludes 12 properties owned by an unconsolidated joint venture in which we own a 22% equity interest. See page 13 for additional information regarding this joint venture.

(3) Subject to modest adjustments when space is remeasured or reconfigured for new tenants and when land leases are converted to building leases.

(4) Includes commitments made for leasing expenditures and concessions, such as tenant improvements, leasing commissions, tenant reimbursements and free rent.

(5) Amounts are per square foot per year for the weighted average lease term by leased square feet.


Holland

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Supplemental Q1 2021
21

22Supplemental Q1 2021 Occupancy and Leasing Analysis by Property Type (sq. ft. in thousands) Sq. Ft. Leased New and As of 12/31/2020 Expired Renewal As of 3/31/2021 Property Type 12/31/2020 % Leased (2) Leases Leases 3/31/2021 % Leased Mainland Properties 18,055 99.7% (118) 177 18,114 100.0 % Hawaii Properties 16,283 97.2% (474) 443 16,252 97.0 % Total 34,338 98.5% (592) 620 34,366 98.6% (1) Subject to modest adjustments when space is remeasured or reconfigured for new tenants and when land leases are converted to building leases. (2) Excludes effects of space remeasurements during the period, if any. Percent leased includes (i) space being fitted out for occupancy, if any, and (ii) space which is leased but is not occupied or is being offered for sublease by tenants, if any. RETURN TO TABLE OF CONTENTS Total Sq. Ft. (1) Sq. Ft. Leases Executed During As of the Three Months Ended 3/31/2021 Property Type 3/31/2021 New Renewals Total Mainland Properties 18,114 177 — 177 Hawaii Properties 16,756 96 347 443 Total 34,870 273 347 620

23Supplemental Q1 2021 As of March 31, 2021 Mainland Properties % of Annualized Rental Revenues Investment grade rated: 33.4% Subsidiaries of investment grade rated parent entities: 18.5% Other unrated or non-investment grade: 48.1% Investment grade rated: 23.4% Subsidiaries of investment grade rated parent entities: 10.3% Other leased Hawaii lands: 38.6% Other unrated or non-investment grade: 27.7% Consolidated Properties % of Annualized Rental Revenues % of Annualized Rental Revenues Mainland Tenant Credit Characteristics Properties Consolidated Investment grade rated 33.4% 23.4% Subsidiaries of investment grade rated parent entities 18.5% 10.3% Other leased Hawaii lands —% 38.6% Subtotal investment grade rated, subsidiaries of investment grade rated parent entities and other leased Hawaii lands 51.9% 72.3% Other unrated or non-investment grade 48.1% 27.7% 100.0% 100.0% Tenant Credit Characteristics RETURN TO TABLE OF CONTENTS

Tenants Representing 1% or More of Total Annualized Rental Revenues

INDUSTRIAL LOGISTICS PROPERTIES TRUST

As of March 31, 2021

(sq. ft. in thousands)

	Tenant	States	No. of Properties	Leased Sq. Ft. [1]	% of Total Leased Sq. Ft. [1]	% of Total Annualized Rental Revenues
1	Amazon.com Services, Inc.	AZ, SC, TN, VA	4	3,869	11.3%	10.0%
2	Federal Express Corporation / FedEx Ground Package System, Inc.	AR, CO, HI, IA, ID, IL, MN, MO, NC, ND, NV, OH, OK, UT	17	952	2.8%	4.5%
3	Restoration Hardware, Inc.	MD	1	1,195	3.5%	2.9%
4	American Tire Distributors, Inc.	CO, LA, NE, NY, OH	5	722	2.1%	2.5%
5	Servco Pacific Inc.	HI	6	590	1.7%	2.4%
6	UPS Supply Chain Solutions Inc.	NH	1	614	1.8%	2.3%
7	Par Hawaii Refining, LLC	HI	3	3,148	9.2%	2.3%
8	EF Transit, Inc.	IN	1	535	1.6%	1.9%
9	BJ's Wholesale Club, Inc.	NJ	1	634	1.8%	1.7%
10	Shurtech Brands, LLC	OH	1	645	1.9%	1.6%
11	Coca-Cola Bottling of Hawaii, LLC	HI	4	351	1.0%	1.6%
12	Safeway Inc.	HI	2	146	0.4%	1.6%
13	ELC Distribution Center LLC	KS	1	645	1.9%	1.5%
14	Manheim Remarketing, Inc.	HI	1	338	1.0%	1.5%
15	Exel Inc.	SC	1	945	2.8%	1.4%
16	Avnet, Inc.	OH	1	581	1.7%	1.4%
17	Warehouse Rentals Inc.	HI	5	278	0.8%	1.3%
18	YNAP Corporation	NJ	1	167	0.5%	1.2%
19	ODW Logistics, Inc.	OH	3	760	2.2%	1.1%
20	Honolulu Warehouse Co., Ltd.	HI	1	298	0.9%	1.1%
21	Refresco Beverages US Inc.	MO, SC	2	421	1.2%	1.1%
22	Hellmann Worldwide Logistics Inc.	FL	1	240	0.7%	1.1%
23	AES Hawaii, Inc.	HI	2	1,242	3.6%	1.0%
24	General Mills Operations, LLC	MI	1	158	0.5%	1.0%
			66	19,474	56.9%	50.0%

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Supplemental Q1 2021 24

Five Year Lease Expiration and Reset Schedule by Property Type

INDUSTRIAL LOGISTICS PROPERTIES TRUST

As of March 31, 2021

(dollars and sq. ft. in thousands)

	Total	2021	2022	2023	2024	2025	2026 and Thereafter
Mainland Properties Expirations:							
Total sq. ft.	18,114						
Leased sq. ft.	18,114	222	716	2,230	3,928	2,158	8,860
Percent		1.2%	4.0%	12.3%	21.7%	11.9%	48.9%
Annualized rental revenues	$ 103,929	$ 1,230	$ 4,909	$ 14,416	$ 22,542	$ 11,831	$ 49,001
Percent		1.2%	4.7%	13.9%	21.7%	11.4%	47.1%
Hawaii Properties Expirations:							
Total sq. ft.	16,756						
Leased sq. ft.	16,252	100	1,967	345	2,781	206	10,853
Percent		0.6%	12.1%	2.1%	17.1%	1.3%	66.8%
Annualized rental revenues	$ 107,154	$ 935	$ 14,590	$ 2,455	$ 6,096	$ 1,325	$ 81,753
Percent		0.9%	13.6%	2.3%	5.7%	1.2%	76.3%
Total Expirations:							
Total sq. ft.	34,870						
Leased sq. ft.	34,366	322	2,683	2,575	6,709	2,364	19,713
Percent		0.9%	7.8%	7.5%	19.5%	6.9%	57.4%
Annualized rental revenues	$ 211,083	$ 2,165	$ 19,499	$ 16,871	$ 28,638	$ 13,156	$ 130,754
Percent		1.0%	9.2%	8.0%	13.6%	6.2%	62.0%
Next Scheduled Rent Resets at Hawaii Properties:							
Reset sq. ft.	4,512	87	467	411	294	454	2,799
Percent [1]		0.5%	2.9%	2.5%	1.8%	2.8%	17.2%
Annualized rental revenues	$ 29,332	$ 701	$ 3,860	$ 2,535	$ 2,103	$ 3,115	$ 17,018
Percent [1]		0.7%	3.6%	2.4%	2.0%	2.9%	15.9%

(1) Percent based on Hawaii Properties leased square feet and Hawaii Properties annualized rental revenues for Hawaii Properties.

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Supplemental Q1 2021
25

26Supplemental Q1 2021 Cumulative % of Total Cumulative % % of Total % of Total Leased Leased of Total Leased Annualized Annualized Annualized Number of Square Feet Square Feet Square Feet Rental Revenues Rental Revenues Rental Revenues Period / Year Tenants Expiring (1) Expiring (1) Expiring (1) Expiring Expiring Expiring 4/1/2021-12/31/2021 14 322 0.9% 0.9% $ 2,165 1.0% 1.0% 2022 60 2,683 7.8% 8.7% 19,499 9.2% 10.2% 2023 31 2,575 7.5% 16.2% 16,871 8.0% 18.2% 2024 31 6,709 19.5% 35.7% 28,638 13.6% 31.8% 2025 15 2,364 6.9% 42.6% 13,156 6.2% 38.0% 2026 7 1,028 3.0% 45.6% 7,121 3.4% 41.4% 2027 11 4,578 13.3% 58.9% 24,696 11.7% 53.1% 2028 20 2,459 7.2% 66.1% 17,881 8.5% 61.6% 2029 8 1,697 4.9% 71.0% 5,393 2.6% 64.2% 2030 9 1,232 3.6% 74.6% 9,516 4.5% 68.7% Thereafter 82 8,719 25.4% 100.0% 66,147 31.3% 100.0% Total 288 34,366 100.0% $ 211,083 100.0% Weighted average remaining lease term (in years) 8.3 9.4 Portfolio Lease Expiration Schedule RETURN TO TABLE OF CONTENTS (dollars and sq. ft. in thousands) As of March 31, 2021

27Supplemental Q1 2021 FFO and Normalized FFO Attributable to Common Shareholders: We calculate funds from operations, or FFO, attributable to common shareholders and Normalized FFO attributable to common shareholders as shown on page 17. FFO attributable to common shareholders is calculated on the basis defined by The National Association of Real Estate Investment Trusts, or Nareit, which is net income attributable to common shareholders, calculated in accordance with GAAP, excluding any gain or loss on sale of real estate and equity in earnings of an unconsolidated joint venture, plus real estate depreciation and amortization of consolidated properties and its proportionate share of FFO of unconsolidated joint venture properties and minus FFO adjustments attributable to noncontrolling interest, as well as certain other adjustments currently not applicable to us. In calculating Normalized FFO attributable to common shareholders, we adjust for the items shown on page 17 including similar adjustments for our unconsolidated joint venture, if any. FFO attributable to common shareholders and Normalized FFO attributable to common shareholders are among the factors considered by our Board of Trustees when determining the amount of distributions to our shareholders. Other factors include, but are not limited to, requirements to maintain our qualification for taxation as a REIT, limitations in the agreements governing our debt, the availability to us of debt and equity capital, our distribution rate as a percentage of the trading price of our common shares, or dividend yield, and our dividend yield compared to the dividend yields of other industrial REITs, our expectation of our future capital requirements and operating performance and our expected needs for and availability of cash to pay our obligations. Other real estate companies and REITs may calculate FFO attributable to common shareholders and Normalized FFO attributable to common shareholders differently than we do. Non-GAAP Financial Measures: We present certain “non-GAAP financial measures” within the meaning of applicable SEC rules, including FFO attributable to common shareholders, Normalized FFO attributable to common shareholders, EBITDA, EBITDAre, Adjusted EBITDAre, NOI and Cash Basis NOI. These measures do not represent cash generated by operating activities in accordance with GAAP and should not be considered alternatives to net income or net income attributable to common shareholders as indicators of our operating performance or as measures of our liquidity. These measures should be considered in conjunction with net income and net income attributable to common shareholders as presented in our condensed consolidated statements of income. We consider these non-GAAP measures to be appropriate supplemental measures of operating performance for a REIT, along with net income and net income attributable to common shareholders. We believe these measures provide useful information to investors because by excluding the effects of certain historical amounts, such as depreciation and amortization expense, they may facilitate a comparison of our operating performance between periods and with other REITs and, in the case of NOI and Cash Basis NOI, reflecting only those income and expense items that are generated and incurred at the property level may help both investors and management to understand the operations of our properties. NOI and Cash Basis NOI: The calculations of net operating income, or NOI, and Cash Basis NOI exclude certain components of net income in order to provide results that are more closely related to our property level results of operations. We calculate NOI and Cash Basis NOI as shown on pages 14 and 15. We define NOI as income from our rental of real estate less our property operating expenses. NOI excludes amortization of capitalized tenant improvement costs and leasing commissions that we record as depreciation and amortization expense. We define Cash Basis NOI as NOI excluding non-cash straight line rent adjustments, lease value amortization and lease termination fees, if any. We use NOI and Cash Basis NOI to evaluate individual and company-wide property level performance. Other real estate companies and REITs may calculate NOI and Cash Basis NOI differently than we do. Non-GAAP Financial Measures and Certain Definitions EBITDA, EBITDAre and Adjusted EBITDAre: We calculate earnings before interest, taxes, depreciation and amortization, or EBITDA, EBITDA for real estate, or EBITDAre, and Adjusted EBITDAre as shown on page 16. EBITDAre is calculated on the basis defined by Nareit, which is EBITDA, including our proportionate share of EBITDAre from unconsolidated joint venture properties, and excluding gains and losses on the sale of real estate, equity in earnings of an unconsolidated joint venture, loss on impairment of real estate assets, if any, as well as certain other adjustments currently not applicable to us. In calculating Adjusted EBITDAre, we adjust for the items shown on page 16 . Other real estate companies and REITs may calculate EBITDA, EBITDAre and Adjusted EBITDAre differently than we do. RETURN TO TABLE OF CONTENTS

28Supplemental Q1 2021 Non-GAAP Financial Measures and Certain Definitions (Cont.) Annualized dividend yield - Annualized dividend yield is the annualized dividend paid during the applicable period divided by the closing price of our common shares at the end of the relevant period. Annualized rental revenues - Annualized rental revenues is the annualized contractual rents, as of March 31, 2021, including straight line rent adjustments and excluding lease value amortization, adjusted for tenant concessions including free rent and amounts reimbursed to tenants, plus estimated recurring expense reimbursements from tenants. Building improvements - Building improvements generally include (i) expenditures to replace obsolete building components and (ii) expenditures that extend the useful life of existing assets. Development, redevelopment and other activities - Development, redevelopment and other activities generally include capital expenditures projects that (i) reposition a property or (ii) result in new sources of revenue. Gross book value of real estate assets - Gross book value of real estate assets is real estate assets at cost, plus certain acquisition related costs, if any, before depreciation and purchase price allocations, less impairment writedowns, if any. Leased square feet - Leased square feet is pursuant to existing leases as of March 31, 2021, and includes (i) space being fitted out for occupancy, if any, and (ii) space which is leased but is not occupied, or is being offered for sublease by tenants, if any. Leasing costs - Leasing costs include leasing related costs, such as brokerage commissions and tenant inducements. Net debt - Net debt is total debt less cash. Percent change in GAAP rent - Percent change in GAAP rent is the percent change from prior rents charged for same space. Rents include estimated recurring expense reimbursements and exclude lease value amortization. References in this report to "same space" represent same land area and building area (with leasing rates for vacant space based upon the most recent rental rate for the same space). Same property - For the three months ended March 31, 2021 and 2020, same property NOI and Cash Basis NOI are based on properties that we owned as of March 31, 2021 and that we owned continuously since January 1, 2020, excluding 12 properties owned by an unconsolidated joint venture in which we own a 22% equity interest. Tenant improvements - Tenant improvements include capital expenditures used to improve tenants' space or amounts paid directly to tenants to improve their space. Total gross assets - Total gross assets is total assets plus accumulated depreciation. Total market capitalization - Total market capitalization is total debt plus the market value of our common shares at the end of the applicable period. RETURN TO TABLE OF CONTENTS

29Supplemental Q1 2021 This supplemental operating and financial data may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other securities laws. Whenever we use words such as “believe”, “expect”, “anticipate”, “intend”, “plan”, “estimate”, “will”, “may” and negatives or derivatives of these or similar expressions, we are making forward-looking statements. These forward-looking statements are based upon our present intent, beliefs or expectations, but forward-looking statements are not guaranteed to occur and may not occur. Actual results may differ materially from those contained in or implied by our forward-looking statements. Forward-looking statements involve known and unknown risks, uncertainties and other factors, some of which are beyond our control. The information contained in our filings with the SEC, including under “Risk Factors” in our periodic reports, or incorporated therein, identifies important factors that could cause our actual results to differ materially from those stated in or implied by our forward-looking statements. Our filings with the SEC are available on the SEC's website at www.sec.gov. You should not place undue reliance upon forward-looking statements. Except as required by law, we do not intend to update or change any forward-looking statements as a result of new information, future events or otherwise. Warning Concerning Forward-Looking Statements RETURN TO TABLE OF CONTENTS